Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended annual report of American Cordillera Mining Corp., a Nevada corporation (the “Company”), on Form 10-K/A for the year ended November 30, 2014, as filed with the Securities and Exchange Commission (the “Report”), I, Dwight Weigelt, Chief Financial Officer, Treasurer, and Secretary of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: October 27, 2015

By:	/s/ Dwight Weigelt
Dwight Weigelt
CFO, Secretary, Treasurer, Director